Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report on Form 10-K of Image Sensing System, Inc. (the “Company”) for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission (the “Report”), I, Kris B. Tufto, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kris. B Tufto

Kris B. Tufto
President and Chief Executive Officer
March 27, 2013

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